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                                                                    EXHIBIT 24.3


                           DIRECTOR AND/OR OFFICER OF
                           NEXTEL INTERNATIONAL, INC.

                             REGISTRATION STATEMENT

                                POWER OF ATTORNEY

           By signing below, I hereby constitute and appoint Steven M. Shindler, Byron R. Siliezar, Robert J. Gilker and Robert N. Shanks, and each of them, as my true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments in my name and behalf in my capacities as director and/or officer of Nextel International, Inc., a Delaware corporation (the "Company"), which said attorney and agent may deem necessary or advisable or which may be required to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-1 (or any other appropriate form) and any abbreviated registration statement relating thereto pursuant to Rule 462(b) under the Securities Act for the purpose of registering pursuant to the Securities Act common stock of the Company including specifically, but without limiting the generality of the foregoing, the power and authority to sign for me, in my name and behalf in my capacities as director and/or officer of the Company (individually or on behalf of the Company), such Registration Statement and any such abbreviated registration statement , and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto and other instruments or documents in connection therewith, with the Securities and Exchange Commission, and I hereby ratify and confirm all that said attorney and agents, or any of them and any substitute or substitutes, may do or cause to be done by virtue hereof.


                  EXECUTED as of the 19th day of February, 2001.


                             /s/ WILLIAM E. CONWAY, JR.
                     --------------------------------------
                                 William E. Conway, Jr.